UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 17, 2025
Date of Report (date of earliest event reported)

Ekso Bionics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-37854		99-0367049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

101 Glacier Point, Suite A	San Rafael	California	94901
(Address of Principal Executive Offices)			(Zip Code)

(510) 984-1761
Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EKSO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
 ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 17, 2025, Ekso Bionics Holdings, Inc. (the “Company”) entered into a warrant inducement agreement (the “Inducement Agreement”) with an existing holder (the “Investor”) of the Company’s Series A Warrants and Series B Warrants (collectively, the “Existing Investor Warrants”) that the Company previously issued as part of a public offering by the Company (the “Public Offering”), pursuant to which, among other things, the Investor agreed to exercise for cash all of its Existing Investor Warrants to purchase an aggregate of 9,800,000 shares (the “Existing Investor Warrant Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a reduced exercise price of $0.4239 per share (the “Inducement Exercise”). In consideration for exercising the Existing Investor Warrants, the Company agreed to issue to the Investor a new Common Stock Purchase Warrant, to purchase up to an aggregate of 10,500,000 shares of Common Stock (such warrants, the “Inducement Warrant” and such shares of Common Stock issuable upon exercise thereof, the “Inducement Warrant Shares”). The Inducement Warrant, which was issued in conjunction with the entrance into the Inducement Agreement, will become exercisable upon the date the Company receives approval of the Company’s stockholders (the “Stockholder Approval Date”) in accordance with the applicable rules and regulations of The Nasdaq Capital Market, and may be exercised following such date through the five (5) year anniversary of the Stockholder Approval Date, at an exercise price of $0.4239 per share.

In the event any exercise of the Existing Investor Warrants would otherwise cause the Investor to exceed a beneficial ownership, limitation equal to 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of the Existing Investor Warrants (the “Existing Warrant Beneficial Ownership Limitation”), the Company shall only issue such number of shares of Common Stock permitted under the Existing Warrant Beneficial Ownership Limitation, as directed by the Investor, with the balance of the Existing Investor Warrant Shares to be held in abeyance until notice from the Investor that the balance (or portion thereof) may be issued in compliance with the Existing Warrant Beneficial Ownership Limitation. The portion of Existing Investor Warrants held in abeyance shall be deemed prepaid and exercised (provided no additional exercise price shall be payable) in accordance with the Inducement Agreement.

Under the Inducement Warrant, the Company is obligated to seek stockholder approval for the exercise of the Inducement Warrant at either an annual or special meeting of stockholders to be held on or prior to July 15, 2025. The Company also agreed, subject to certain exceptions, not to issue any shares of Common Stock or Common Stock equivalents until May, 31, 2025 or enter into or effect Variable Rate Transaction (as defined in the Inducement Agreement) until September 13, 2025.

The issuance of the Existing Investor Warrant Shares was registered as part of the Public Offering pursuant to a Registration Statement on Form S-1 (File No. 333-281081), which was declared effective by the Securities and Exchange Commission (the “SEC”) on August 29, 2024 (the “Registration Statement”).

The Inducement Warrant, and the Inducement Warrant Shares underlying the Inducement Warrant, were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 4(a)(2) thereof.

Each Inducement Warrant is exercisable at a price per share of Common Stock of $0.4239. Upon obtaining stockholder approval, each Inducement Warrant will become immediately exercisable. The exercise price of the Inducement Warrant is subject to appropriate adjustment in the event of stock dividends, stock splits, stock combinations, reorganizations or similar events affecting the Common Stock. Subject to limited exceptions, the holder of the Inducement Warrant will not have the right to exercise any portion of its Inducement Warrant if the holder (together with such holder’s affiliates, and any persons acting as a group together with the holder or any of the holder’s affiliates) would beneficially own a number of shares of common stock in excess of 4.99% (or, upon election by the holder prior to the issuance of any Warrants, 9.99%) of the shares of Common Stock then outstanding. At the holder’s option, upon notice to the Company, the holder may increase or decrease this beneficial ownership limitation not to exceed 9.99% of the shares of Common Stock then outstanding, with any such increase becoming effective upon 61 days’ prior notice to the Company.

In addition, the Company is obligated to file a registration statement on Form S-3 (or Form S-1 or other appropriate form if the Company is not then S-3 eligible) no later than thirty (30) calendar days following the Stockholder Approval Date providing for the resale of the Inducement Warrant Shares and to use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable.

The foregoing summary of each of the Inducement Warrant and the Inducement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each such document, which are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference. The Inducement Agreement contains customary representations, warranties and covenants by the Company which were made only for the purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure included in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of this Form 8-K, the information contained in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant (Inducement Warrant).
10.1	Form of Inducement Agreement, dated March 17, 2025, by and between Ekso Bionics Holdings, Inc. and the signatory thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.
By:	/s/ Jerome Wong
Name:	Jerome Wong
Title:	Chief Financial Officer

Dated: March 17, 2025